Sales Tax Receivable	12 Months Ended
Jun. 30, 2022
Sales Tax Receivable [Abstract]
Sales Tax Receivable
4.	Sales Tax Receivable

The Company’s sales tax receivable balance represents amounts due from government taxation authorities in respect of the Good and Services Tax/Harmonized Sales Tax (“GST/HST”). The Company anticipates full recovery of these amounts and therefore no ECL has been recorded against these receivables, which are due in less than one year.